AUGUST 9, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD GLOBAL CAPITAL APPRECIATION FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018

AND

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JULY 31, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

(1)	Reorganization of Hartford Global Capital Appreciation Fund with and into Hartford International Equity Fund

At a meeting held August 7-8, 2018, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization that provides for the reorganization of Hartford Global Capital Appreciation Fund (the “Global Capital Appreciation Fund”), a series of the Company, with and into Hartford International Equity Fund (the “International Equity Fund”), a separate series of the Company (the “Reorganization”). The Reorganization does not require shareholder approval. Shareholders will be provided with information about the benefits of this Reorganization in a separate information statement/prospectus that is expected to be mailed to shareholders in September 2018. The Reorganization date is expected to be on or about October 29, 2018 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Global Capital Appreciation Fund to the International Equity Fund in exchange for shares of the International Equity Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Global Capital Appreciation Fund on the valuation date for the Reorganization; (2) the assumption by the International Equity Fund of all of the liabilities of the Global Capital Appreciation Fund; and (3) the distribution of shares of the International Equity Fund to the shareholders of the Global Capital Appreciation Fund in complete liquidation of the Global Capital Appreciation Fund. Each shareholder of the Global Capital Appreciation Fund will receive shares of the International Equity Fund of the same class, and in equal value to, the shares of the Global Capital Appreciation Fund held by that shareholder as of the Closing Date.

As the Closing Date approaches, the Global Capital Appreciation Fund anticipates engaging in transition management techniques in connection with the Reorganization. During this time, the Global Capital Appreciation Fund may not pursue its investment objective and principal investment strategies.

The Reorganization is expected to be tax free for federal income tax purposes. Despite the tax-free nature of the Reorganization itself, the portfolio repositioning before the Reorganization is expected to generate capital gains as well as transaction costs. If you have questions regarding the tax consequences applicable to your investment in the Global Capital Appreciation Fund, you should consult your tax advisor.

Please note that existing shareholders will be able to purchase additional shares of the Global Capital Appreciation Fund through the close of business on or about October 26, 2018. New investors will continue to be able to purchase shares of the Global Capital Appreciation Fund but only through the close of business on or about September 14, 2018. Prior to the Reorganization, shareholders may redeem their shares or exchange their shares, as set forth in the Global Capital Appreciation Fund’s prospectus. Such transactions will be treated as normal redemptions or exchanges of shares and may be taxable.

You can obtain information about the International Equity Fund on www.hartfordfunds.com. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds.

(2)	Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and “Hartford Global Capital Appreciation Fund Summary Section - Management” in the above referenced Statutory Prospectus the following footnote is added next to Mr. Stahl’s name in the portfolio manager table:

Kent M. Stahl, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2018.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7406	August 2018

AUGUST 9, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD INTERNATIONAL EQUITY FUND

SUMMARY PROSPECTUS DATED MARCH 1, 2018

AND

HARTFORD INTERNATIONAL/GLOBAL EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JULY 31, 2018

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective immediately, under the heading “Management” in the above referenced Summary Prospectus and “Hartford International Equity Fund Summary Section - Management” in the above referenced Statutory Prospectus the following footnote is added next to Mr. Stahl’s name in the portfolio manager table:

(1)	Kent M. Stahl, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management, as of December 31, 2018. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2018. Mr. Thomas has been a portfolio manager for the Fund since 2013 and will remain a portfolio manager on the Fund. Mr. Thomas will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7408	August 2018